UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 12, 2020
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On March 12, 2020, at the annual meeting of shareholders for fiscal year 2019 (the “Annual Meeting”), the shareholders of F5 Networks, Inc. (the “Company”) voted to approve the F5 Networks, Inc. 2014 Incentive Plan, as amended and restated (the “2014 Plan”), to increase the number of shares of common stock issuable under the 2014 Plan by an additional 800,000 shares.

The complete text of the 2014 Plan is set forth in Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on: (1) the election of ten directors to hold office until the annual meeting of shareholders for fiscal year 2020 and until their successors are elected and qualified; (2) the approval of the 2014 Plan to increase the number of shares of common stock issuable under the 2014 Plan by an additional 800,000 shares; (3) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020; and (4) an advisory vote regarding approval of the compensation of the Company’s named executive officers.

A total of 50,540,192 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of ten directors to hold office until the annual meeting of shareholders for fiscal year 2020:
Name of Director	For	Against	Abstain	Broker Non-Votes
A. Gary Ames	43,316,636	3,140,718	77,221	4,005,617
Sandra E. Bergeron	44,711,147	1,749,425	74,003	4,005,617
Deborah L. Bevier	43,312,567	3,147,932	74,076	4,005,617
Michel Combes	46,147,727	309,625	77,223	4,005,617
Michael L. Dreyer	46,255,107	202,177	77,291	4,005,617
Alan J. Higginson	42,550,974	3,906,500	77,101	4,005,617
Peter S. Klein	46,265,479	191,823	77,273	4,005,617
François Locoh-Donou	45,891,402	566,185	76,988	4,005,617
Nikhil Mehta	45,649,312	807,761	77,502	4,005,617
Marie E. Myers	46,358,884	101,568	74,123	4,005,617

Item 2: Approval of the 2014 Plan to increase the number of shares of common stock issuable under the 2014 Plan by an additional 800,000 shares:
For	Against	Abstain	Broker Non-Votes
36,874,088	9,568,759	91,728	4,005,617

Item 3: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020:
For	Against	Abstain
47,231,439	3,243,160	65,593

Item 4: Advisory vote on the approval of the compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
40,706,515	5,741,000	87,060	4,005,617

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

10.1	F5 Networks, Inc. 2014 Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: March 13, 2020	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel